PROPRIETORSHIP PURCHASE AGREEMENT


     THIS  PROPRIETORSHIP  PURCHASE  AGREEMENT  (the  "Agreement")  is made  and entered into effective this 15th day of March, 2000, by and between JDLphotos.com, Inc., a Colorado corporation (the "Company"), on the one hand, and Jim DeLutes Photography, a sole proprietorship (the "Proprietorship"), and Mr. James J. DeLutes, the sole owner of the Proprietorship (the "Seller"), on the other hand.


                                    RECITALS:

     WHEREAS, the Company desires to issue, sell and deliver 3,000,000 newly-issued, restricted shares (the "Shares") of common stock, $.001 par value per share (the "Common Stock"), of the Company to the Seller and pay the sum of $14,157.00 in cash to the Seller, and the Seller desires to purchase, acquire and receive said Shares and cash sum from the Company, in consideration of the exchange therefor by the Seller of 100% of his interest in the Proprietorship, on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:

     1.     Issuance  of Shares, Payment of Cash and Purchase of Proprietorship.
            -------------------------------------------------------------------
The Company agrees to issue, sell and deliver 3,000,000 newly-issued, restricted shares of common stock, $.001 par value per share, of the Company to the Seller and pay the sum of $14,157.00 in cash to the Seller and the Seller agrees to receive said Shares and cash sum from the Company. In consideration for the Company's issuance, sale and delivery of the Shares to the Seller and the Company's payment of the aforesaid sum of cash to the Seller pursuant to the provisions of this Agreement, the Seller shall sell, assign, transfer, convey and deliver to the Company 100% of his interest in the Proprietorship, including all of the assets described on Exhibit A attached hereto and incorporated herein by this reference.

     2.     Representations and Warranties of the Company.   The Company  hereby
            ---------------------------------------------
represents and warrants to the Seller as follows (it being acknowledged that the Seller is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Seller hereunder):

     2.1.   Organization and Corporate Power.  The Company is a corporation duly
            --------------------------------
organized, validly existing and in good standing under the laws of the State of Colorado.

     2.2.   Authorization.   The  Company  has full  power,  legal  capacity and
            -------------
authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; and to perform all of the obligations to be performed by the Company hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by the Company have been effectively authorized by all


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necessary  action,  corporate or  otherwise,  on the part of the Company,  which authorizations remain in full force and effect and have been duly executed and delivered by the Company, and no other corporate proceedings on the part of the Company are required to authorize the execution and delivery of this Agreement,
such  other   agreements,   documents  and  instruments  and  the   transactions
contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by the Company and/or its executive officer(s); constitute the legal, valid and binding obligation of the Company; and are enforceable with respect to the Company in accordance with their respective terms, except as enforcement thereof may be limited by
bankruptcy,  insolvency,  reorganization,   priority  or  other  laws  or  court
decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by the Company of any of the transactions contemplated hereby nor the compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of the Company's charter documents) to which the Company is a party or by which the Company or any of the assets or properties of the Company may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to the Company or any of the assets or properties of the Company. To the best knowledge of the Company, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

     2.3.   Investment  Representation.  The executive officers and directors of
            --------------------------
the Company have the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of the Proprietorship in exchange and consideration for the issuance, sale and delivery of 3,000,000 Shares of Common Stock of the Company and the payment of $14,157.00 in cash to the Seller as contemplated hereby. The executive officers and directors of the Company shall conduct an independent review of the business, assets, properties, books and records of the Proprietorship for the purpose of satisfying themselves as to the truth, accuracy and completeness of the representations and warranties made by the Seller.

     2.4.   Disclosure.   Neither  this Agreement, nor  any certificate, exhibit
            ----------
or other written document or statement, furnished to the Seller by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

     3.     Representations and Warranties  of  the Seller.  The  Seller  hereby
            ----------------------------------------------
represents and warrants to the Company as follows (it being acknowledged that the Company is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Company hereunder):

     3.1.   Authorization.  The  Seller  has  full  power,  legal  capacity  and
            -------------
authority  to  enter  into  this  Agreement  and  all  attendant  documents  and


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instruments  necessary to consummate the transactions  herein  contemplated;  to sell, assign, transfer, convey and deliver the Proprietorship to the Company and to perform all of the obligations to be performed by him hereunder. This
Agreement has been duly executed and delivered by the Seller, constitutes the legal, valid and binding obligation of the Seller and is enforceable with respect to the Seller in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement nor the consummation by the Seller and the Proprietorship of any of the transactions contemplated hereby, or compliance by the Seller and the Proprietorship with any of the provisions hereof, will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation to which either the Seller or the Proprietorship are parties or by which the Seller or the Proprietorship or any of the assets or properties of the Seller or the Proprietorship may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to either the Seller or the Proprietorship or any of the assets or properties of the Seller or the Proprietorship. To the best knowledge of the Seller, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Seller and the Proprietorship of the transactions contemplated by this Agreement.

     3.2.   Ownership of the Proprietorship. The Seller owns the Proprietorship,
            -------------------------------
free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement or other encumbrance of any kind or nature whatsoever and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise.

     3.3.   Financial  Statements.  Attached  hereto  as Exhibit B is a true and
            ---------------------
complete copy of the unaudited balance sheet of the Proprietorship as of March 31, 2000 (the "Balance Sheet"), which has been certified to by the Seller. The Balance Sheet (i) is derived from the books and records of the Proprietorship, which books and records have been consistently maintained in a manner that reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of the Proprietorship, (ii) fairly and accurately present the financial condition of the Proprietorship on the date of such statement, and
(iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the year involved.

     3.4.   Other  Business  Interests.  The Proprietorship has no  investments,
            --------------------------
directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever. It is understood and acknowledged by the Company, however, that the Seller owns certain other business organizations and/or additional business enterprises in formation or to be formed, that the Seller may hereafter establish or acquire additional businesses and enterprises and that no such other or additional corporation, business or enterprise is now a part of, or owned by, the Company, nor shall the Company acquire any beneficial or equitable interest in or to any such other or additional corporation, business or enterprise as a consequence of any of the transactions contemplated by this Agreement.


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     3.5.   Absence of Undisclosed  Liabilities.   Except  as and to the  extent
            -----------------------------------
reflected or reserved against in the Balance Sheet, and as to matters arising in the ordinary course of the business of the Proprietorship since the date of the Balance Sheet that are disclosed on Exhibit C hereto, the Proprietorship has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse affect on the business, assets, properties, condition (financial or otherwise) or prospects of the Proprietorship.

     3.6.   Absence  of  Certain  Developments.   Since the date of  the Balance
            ----------------------------------
Sheet, there has been (i) no materially adverse change in the condition (financial or otherwise) of the Proprietorship or in the assets, liabilities, properties, business, operations or prospects of the Proprietorship; (ii) no loss, destruction or damage to any material property or asset of the Proprietorship, whether or not insured; (iii) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by the Proprietorship otherwise than for fair value and in the ordinary course of business; (iv) no discharge or satisfaction by the Proprietorship of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business;
(v) no sale, assignment or transfer by the Proprietorship of any of the tangible or intangible assets of the Proprietorship, cancellation by the Proprietorship of any debts, claims or obligations, or mortgage, pledge, satisfaction of any assets to any lien, charge, security interest or other encumbrance or waiver by the Proprietorship of any rights of value that, in any such case, is material to the business of the Proprietorship (whether or not in the ordinary course of business); (vi) no payment of any bonus to or change in the compensation of the Seller, whether directly or by means of any bonus, pension plan, contract or commitment and no change in employee compensation, whether directly or by means of any bonus, pension plan, contract or commitment; (vii) no write-off or material reduction in the carrying value of any asset that is material to the business of the Proprietorship; (viii) no disposition or lapse of rights as to any intangible property that is material to the business of the Proprietorship;
(ix) except for ordinary travel advances, no loans or extensions of credit to the Seller; (x) no entry into any commitment or transaction by the
Proprietorship (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000.00; and (xi) no agreement to do any of the things described in this Section 3.6.

     3.7.   Tangible Personal Property.  Exhibit A sets forth a complete list of
            --------------------------
all items of tangible personal property owned or leased and used by the Proprietorship in the current conduct of its business. Except as set forth on Exhibit C, the Proprietorship has, and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by the Proprietorship, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever. Each item of capital equipment that is used in the current conduct of the Proprietorship's business is, and on the Closing Date will be, in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of the Proprietorship's business and fit for its intended purposes, except as may be set forth on Exhibit C.


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     3.8.   Tax  Matters.  The  Proprietorship has, since  its  inception,  duly
            ------------
filed all federal, state, county and local tax returns required to be filed by it in those jurisdictions where the nature or conduct of the business of the Proprietorship requires such filing and where the failure to so file would be materially adverse to the Proprietorship. Copies of all such tax returns have been furnished to the Company prior to the execution hereof. All federal, state, county and local taxes, including but not limited to those taxes due with respect to the Proprietorship's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the date hereof by the Proprietorship have been paid. No amount is required to be reflected in the Balance Sheet as a liability or reserve for taxes that are due but not yet payable and, to the best knowledge of the Seller, the Proprietorship has no accrued and unpaid taxes of the types referred to hereinabove.

     3.9.   Contracts  and  Commitments.  The Proprietorship  has  no  contract,
            ---------------------------
agreement, obligation or commitment, written or verbal, express or implied, that involves a commitment or liability in excess of $1,000.00 or for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit C. True and complete copies of all such contracts and other agreements listed on Exhibit C have been made available to the Company prior to the execution hereof. The Seller has no knowledge of any circumstances that would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. The Seller has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

     3.10.  Patents, Trade  Secrets and  Customer Lists.  The Proprietorship has
            -------------------------------------------
no patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of the Proprietorship except as set forth on Exhibit C hereto, nor does any present or former officer, director or employee of the Proprietorship own any patent rights relating to any products manufactured, rented or sold by the Proprietorship. Except as disclosed on Exhibit C, The Proprietorship has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by the Proprietorship, and the continued use thereof after the Closing by the Proprietorship will not conflict with, infringe upon or otherwise violate any rights of others. Except as set forth on Exhibit C, the Proprietorship has used or is making use of any confidential information or trade secrets of any present or past employee of the Proprietorship.

     3.11.  No Pending  Material Litigation or Proceedings.  Except as disclosed
            ----------------------------------------------
on Exhibit C, there are no actions, suits or proceedings pending or threatened against or affecting the Proprietorship (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting the Seller in connection with the business, operations or


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affairs of the  Proprietorship,  which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of the Proprietorship, or which might prevent the sale of the Proprietorship pursuant to this Agreement. Except as disclosed on Exhibit C, the Proprietorship has not, during the three (3) years prior to the Closing Date, been threatened
with  any  action,  suit,   proceeding  or  claim  (including  actions,   suits,
proceedings or claims where its liabilities may be adequately covered by insurance) for personal injuries allegedly attributable to products sold or services performed by the Proprietorship asserting a particular defect or hazardous property in any of the Proprietorship's respective products, services or business practices or methods, nor has the Proprietorship been a party to or threatened with proceedings brought by or before any Federal or state agency; and the Seller has no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. The Proprietorship is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

     3.12.  Insurance.  The  Proprietorship  maintains  insurance with reputable
            ---------
insurance companies on such of the Proprietorship's equipment, tools, machinery, inventory and properties as are usually insured by companies similarly situated and to the extent customarily insured, and maintains products and personal liability insurance, workers' compensation insurance and such other insurance against hazards, risks and liability to persons and property as is customary for companies similarly situated. A true and complete listing and general description of each of the Proprietorship's insurance policies as currently in force is set forth on Exhibit C hereto. All such insurance policies are, and at the Closing shall be, in full force and effect.

     3.13.  Arrangements  with  Personnel.  Except  as  set  forth  on Exhibit C
            -----------------------------
hereto, the Seller, who is the Proprietorship's sole employee, is not a party to any transaction with the Proprietorship, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, the Seller, or to any member of the family of the Seller, or to any corporation, partnership, trust or other entity in which the Seller or any member of the family of the Seller has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit C a list showing (i) the name, title, date and amount of last compensation increase, and aggregate compensation, including amounts paid or accrued pursuant to any bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement, of the Seller, as well as any employment agreements relating to the Seller; (ii) all powers of attorney from the Proprietorship to any person or entity; (iii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of the Proprietorship; (iv) all safes, vaults and safe deposit boxes maintained by or on behalf of the Proprietorship and the names of all persons authorized to have access thereto; and (v) all bank and savings accounts of the Proprietorship and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

     3.14.  Labor Relations.  The  Proprietorship  has no obligations  under any
            ---------------
employment contract or consulting agreement or under any executive's compensation plan, agreement or arrangement, except as set forth on Exhibit C. The Proprietorship has furnished to the Company a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing and commissions policies, applicable to the Proprietorship's employees.


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     3.15.  Compliance  with  Laws.   The  Proprietorship  holds  all  licenses,
            ----------------------
franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over the Proprietorship with respect to any part of the conduct of the business and corporate affairs of the Proprietorship.

     3.16.  Relationships  with Customers and Suppliers.  No present customer or
            -------------------------------------------
substantial supplier to the Proprietorship has indicated an intention to terminate or materially and adversely alter its existing business relationship with the Proprietorship, and the Company has no reason to believe that any of the Proprietorship's present customers or substantial suppliers intends to do so.

     3.17.  Disclosure.  Neither this Agreement, nor any certificate, exhibit or
            ----------
other written document or statement, furnished to the Company by the Seller or the Proprietorship in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

     4.     Additional Agreements of the Parties.
            ------------------------------------

     4.1    Taxes and Expenses.
            ------------------

     (a) Except as otherwise expressly provided in subsection (b) immediately below, the Company, on the one hand, and the Seller and the Proprietorship, on the other hand, shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

     (b) The Company shall pay any and all Colorado taxes, if any, which become due on account of the sale, assignment, transfer, conveyance and delivery of 100% of the Seller's interest in the Proprietorship to the Company.

     4.2.   Expiration  of  Representations and Warranties.  The representations
            ----------------------------------------------
and warranties of the Company and the Seller contained herein and in any other document or instrument delivered by or on behalf of them, as such may be qualified in Exhibit C, shall remain in full force and effect for a period of three (3) years after the date hereof (the "Warranty Period") and thereupon expire.

     4.3.   Indemnification.  The Seller hereby agrees to indemnify and hold the
            ---------------
Company harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including, without limitation, reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, that the Company may incur or suffer following the date hereof by reason of any breach of any of the representations and warranties of the Seller contained herein, during the Warranty Period during which any such


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representation and warranty shall survive as provided herein,  provided that the
Company complies with the following indemnification procedure:

          (i) The Company shall give written notice to the Seller of a claim for indemnification within the Warranty Period; which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim.

          (ii) The Seller shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the satisfaction of the Company.

          (iii) If a third party claim is asserted that might result in a claim for indemnification hereunder, all information within the Company's knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Seller and his authorized representatives, and the Company shall otherwise cooperate with the Seller in the defense of the claim. The Company shall not settle or compromise any such claim without the prior written consent of the Seller unless suit shall have been instituted against the Company and the Seller shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Seller admits in writing that he will be liable to the Company with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Seller shall have the right to assume full control of the defense of such claim. Otherwise, the Company shall have and retain the right to control the defense of such claim, and the Seller shall be entitled to participate in the defense of such claim only with the Company's consent.

     5.     Miscellaneous.
            -------------

     5.1.   Other  Documents.  Each of  the parties  hereto  shall  execute  and
            ----------------
deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of him or it for the implementation and consummation of this Agreement and the transactions herein contemplated.

     5.2.   Parties in Interest.  This Agreement shall be binding upon and inure
            -------------------
to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     5.3.   Governing Law.   This Agreement is made and shall be governed in all
            -------------
respects, including validity, interpretation and effect, by the laws of the State of Colorado.

     5.4.   Notices.  All notices, requests or demands and other  communications
            -------
hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

     (a)    If to the Company, to:

            JDLphotos.com, Inc.
            1127 Sumac Street
            Longmont, Colorado  80501
            Attention:  Mr. James J. DeLutes, President

            With copies to:

            Patricia Cudd, Esq.
            Cudd & Associates
            1120 Lincoln Street, Suite #1507
            Denver, Colorado  80203

     (b)    If to any of the Seller, to:

            Mr. James J. DeLutes
            1127 Sumac Street
            Longmont, Colorado  80501

     Any party hereto may change his or its address by written notice to the other parties given in accordance with this Section 5.4.

     5.5.   Entire Agreement.  This Agreement and the exhibits  attached  hereto
            ----------------
contain the entire agreement between and among the parties and supersede all prior agreements, understandings and writings between or among the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

     5.6.   No  Equitable  Conversion.   Neither the execution of this Agreement
            -------------------------
nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition of property owned by any other party, for compliance with any applicable laws, requirements or regulations of, or taxes, assessments or other charges now or hereafter due to, any governmental authority or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use or occupancy of any other party.

     5.7.   Headings.  The captions and headings used herein are for convenience
            --------
only and shall not be construed as part of this Agreement.

     5.8.   Attorneys'  Fees.   In the event of  any litigation between or among
            ----------------
the parties hereto, the non-prevailing party or parties shall pay the reasonable expenses, including but not limited to the attorneys' fees, of the prevailing party or parties in connection therewith.

     5.9    Counterparts.  This  Agreement may be executed in counterparts, each
            ------------
of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     IN WITNESS THEREOF, the parties hereto have duly executed and delivered this Agreement effective as of the day and year first above written.


THE COMPANY:                                THE PROPRIETORSHIP:

JDLPHOTOS.COM, INC.                         JIM DELUTES PHOTOGRAPHY



By: /s/ Scott M. Thornock                   By: /s/ James J. DeLutes
    --------------------------------------     ---------------------------------
    Scott M. Thornock, Secretary/Treasurer     James J. DeLutes, Sole Proprietor

THE SELLER:



James J. DeLutes
--------------------------------------
        James J. DeLutes, Individually

                                    EXHIBIT A

                                 Current Assets
                                 --------------

Cash (checking/savings - 1st Bank)                        $  1,046.67

Inventory
     Matted photographs               $  6,065.08
     Matted/framed photographs           4,593.05           10,658.13
                                      -----------

Prepaid booth rental deposits                                6,680.00
                                                          -----------

Total current assets                                      $ 18,584.80

                                  Fixed Assets
                                  ------------

Display set (less accumulated depreciation)               $    676.65
Computer equipment (less accumulated depreciation)           2,492.01
Photography equipment  (less accumulated depreciation)          75.00
Other equipment  (less accumulated depreciation)                 0.00
Furniture  (less accumulated depreciation)                     467.82
                                                          -----------
                                                          $  3,711.48

                                  Other Assets
                                  ------------

Other assets                                              $  1,590.00
                                                          -----------

Total assets                                              $ 22,886.28